LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

$379,290,000 (Approximate) LEHMAN XS TRUST, SERIES 2005-3 SENIOR/SUBORDINATE CERTIFICATES

	To 10% Call
			Est.	Est.	Expected	Legal	Expected
	Approx.		WAL (4)	Payment	Initial C/E (5)	Final	Ratings
Class	Size ($) (1)	Coupon / Margin (2)(3)	(yrs.)	Window (4)	(%)	Maturity	(Moody’s/S&P) (6)
A1A (7) (8) (9) (10)	179,844,000	LIBOR+[0.20%]	1.25	09/05-04/08	[16.00]%	September 25, 2035	[Aaa/ AAA]
A1B (7) (8) (9) (10)	19,983,000	LIBOR+[ ]%	1.25	09/05-04/08	[6.00]%	September 25, 2035	[Aaa/ AAA]
A2 (7) (8)	64,645,000	[5.32%]	3.50	04/08-02/10	[6.00]%	September 25, 2035	[Aaa/ AAA]
A3 (7) (8)	93,388,000	[5.53%]	6.65	02/10-08/13	[6.00]%	September 25, 2035	[Aaa/ AAA]
M1(7)(8)	11,379,000	[5.44%]	5.27	09/08-08/13	[3.00]%	September 25, 2035	[TBD]
M2(7)(8)	5,689,000	[5.71%]	5.25	09/08-08/13	[1.50]%	September 25, 2035	[TBD]
M3(7)(8)	4,362,000	[6.35%]	4.45	09/08-01/13	[0.35]%	September 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

The bond sizes are based on the July 1, 2005 collateral balance (as shown on pages 15-24) rolled forward to August 1, 2005 at the pricing speed of 100% PPC. The actual bond sizes will be based on the August 1, 2005 collateral balance (the “Cut-off Date Balance”).    Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1A, A1B, A2, A3, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap (as defined below).

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1A and Class A1B Certificates will increase to 2 times their initial margins, the interest rate for each of the Class A2 and Class A3 Certificates will increase by 0.50%, and the interest rate for each of the Class M1, Class M2 and Class M3 Certificates will increase by 0.75%, in each case subject to the net funds cap.

(4)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 10% CPR in month one, increase by approximately 1.36% each month to 25% CPR in month 12 and remain at 25% CPR thereafter.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [2.40%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(7)

Accrued interest will be applied to the Class A2, A3, M1, M2 and M3 Certificates. The Class A1A and Class A1B Certificates will settle flat.

(8)

The Class A1A, A1B, A2, and A3 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(9)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1A and Class A1B Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1A and Class A1B Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(10)

Class A1A is a Super Senior Class; Class A1B is the Senior Support Class.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov. A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request. (The Prospectus Supplement and Prospectus are referred to collectively as the "Offering Document"). The Offering Document contains important information about the offered securities that is not contained in these materials. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof.

			To Maturity
Class	Approx. Size ($) (1)	Coupon / Margin (2)(3)	Est. WAL (4) (yrs.)	Est. Payment Window (4)	Expected Initial C/E (5) (%)	Legal Final Maturity	Expected Ratings (Moody’s/S&P) (6)
A1A (7) (8) (9) (10)	179,844,000	LIBOR+[0.20%]	1.25	09/05-04/08	[16.00]%	September 25, 2035	[Aaa/ AAA]
A1B (7) (8) (9) (10)	19,983,000	LIBOR+[ ]%	1.25	09/05-04/08	[6.00]%	September 25, 2035	[Aaa/ AAA]
A2 (7) (8)	64,645,000	[5.32%]	3.50	04/08-02/10	[6.00]%	September 25, 2035	[Aaa/ AAA]
A3 (7) (8)	93,388,000	[5.53%]	7.69	02/10-12/23	[6.00]%	September 25, 2035	[Aaa/ AAA]
M1(7)(8)	11,379,000	[5.44%]	5.65	09/08-07/17	[3.00]%	September 25, 2035	[TBD]
M2(7)(8)	5,689,000	[5.71%]	5.38	09/08-05/15	[1.50]%	September 25, 2035	[TBD]
M3(7)(8)	4,362,000	[6.35%]	4.45	09/08-01/13	[0.35]%	September 25, 2035	[TBD]

* The above coupons are the expected values; however they will change and be finalized at pricing.

** The Class M1, M2 and M3 Certificates are not being offered herein.

(1)

The bond sizes are based on the July 1, 2005 collateral balance (as shown on pages 15-24) rolled forward to August 1, 2005 at the pricing speed of 100% PPC. The actual bond sizes will be based on the August 1, 2005 collateral balance (the “Cut-off Date Balance”). Subject to a permitted variance of + 10% in the aggregate.

(2)

The interest rates for the Class A1A, A1B, A2, A3, M1, M2, and M3 Certificates for any Accrual Period will be equal to the lesser of (1) the rate described above and (2) the Net Funds Cap (as defined below).

(3)

If the optional redemption is not exercised on the first optional redemption date, beginning with the following Distribution Date, the margin for the Class A1A and Class A1B Certificates will increase to 2 times their initial margin, the interest rate for each of the Class A2 and Class A3 Certificates will increase by 0.50%, and the interest rates for each of the Class M1, Class M2 and Class M3 Certificates will increase by 0.75%, in each case subject to the net funds cap.

(4)

The Certificates will be priced assuming 100% of the Prepayment Assumption (“PPC”). 100% of the Prepayment Assumption assumes that, based on the age of the loan, prepayments start at 10% CPR in month one, increase by approximately 1.36% each month to 25% CPR in month 12 and remain at 25% CPR thereafter.

(5)

The expected initial credit enhancement percentage includes the target overcollateralization of 0.35%, and will be supplemented by initial excess spread of approximately [2.40%] which will provide additional credit enhancement.  As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

(6)

All Classes of Senior Certificates are expected to be rated by S&P and Moody’s.

(7)

Accrued interest will be applied to the Class A2, A3, M1, M2 and M3 Certificates. The Class A1A and Class A1B Certificates will settle flat.

(8)

The Class A1A, A1B, A2 and A3 Certificates are the Senior Certificates; Classes M1, M2 and M3 are the Subordinate Certificates.

(9)

An interest rate cap will be purchased for the Trust for the benefit of the Class A1A and Class A1B Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the related fixed rate mortgage loans.  Proceeds derived from the Interest Rate Cap will be applied to cover basis risk shortfalls on the Class A1A and Class A1B Certificates but not credit losses on the mortgage loans.  The [thirty] month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate.

(10)

Class A1A is a Super Senior Class; Class A1B is the Senior Support Class.

Principal Payment Priorities:

Principal Payment Priority

Prior to the Stepdown Date or whenever a Trigger Event is in effect, all principal will be paid sequentially to the Certificates until the aggregate Certificate Principal Amount equals the Pool Balance less the Overcollateralization Target for such Distribution Date as follows:

i.

Sequentially,

a.

to the Class A1A and Class A1B Certificates, pro-rata until reduced to zero

b.

to the Class A2 and A3 Certificates, until reduced to zero; and

ii.

Sequentially, to the Class M1, Class M2, and Class M3 Certificates.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, principal will be first allocated to the Class A Certificates as described in (i) above, so that the Senior Enhancement Percentage equals two times the original Senior Enhancement Percentage.  Principal will then be allocated as described in (ii) so that the credit enhancement behind each class equals two times the respective initial credit enhancement percentage for each class (including the Overcollateralization Target), as a product of the current loan balance, subject to a floor equal to approximately 0.35% of the Cut-Off Date Balance.

The ‘‘Principal Remittance Amount’’ for any Distribution Date will be equal to (a) the sum of (1) all principal collected (other than in connection with Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the related Servicer or the Master Servicer (less related unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee with respect to such Mortgage Loans, to the extent allocable to principal), (2) the principal portion of all prepayments in full or in part received on the Mortgage Loans during the related Prepayment Period, (3) the outstanding principal balance of each Mortgage Loan that was repurchased by the Seller during the related Prepayment Period (less unrelated unreimbursed Advances due to the Master Servicer, any Servicer or the Trustee (solely in its capacity as successor Master Servicer) with respect to such Mortgage Loans, to the extent allocable to principal), (4) the principal portion of any Substitution Amount paid with respect to any replaced Mortgage Loans during the related Prepayment Period allocable to principal, and (5) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, minus (b) a portion of any other costs, expenses or liabilities reimbursable to the Master Servicer, a Servicer or the Trustee which have not been reimbursed from the Interest Remittance Amount, but, in the case of the Trustee, subject to an annual ceiling limitation set forth in the trust agreement.

The “Senior Principal Distribution Amount” for any Distribution Date will be equal to (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, 100% of the Principal Remittance Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the amount, if any, by which (x) the aggregate Class Principal Amount of the Senior Certificates immediately prior to that Distribution Date exceeds (y) the Senior Target Amount (as defined herein).

The “Senior Target Amount” for any Distribution Date will be equal to the lesser of (a) the product of (i) approximately [88.00%] and (ii) the Pool Balance for such Distribution Date and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date exceeds (ii) 0.35% of the Cut-Off Date Balance.

The “Stepdown Date” is the later of (i) the Distribution Date upon which the Senior Enhancement Percentage (as defined herein) doubles (i.e. meets the targeted Senior Enhancement Percentage), or (ii) the 37th distribution date.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Class M1, Class M2, and Class M3 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the aggregate loan balance after giving effect to distributions on that Distribution Date.

Interest Payment Priority

The Interest Rates for Classes A1A, A1B, A2, A3, M1, M2, and M3 for any Accrual Period will equal the lesser of (i) the rates stated or described on pages 1 and 2 and (ii) the Net Funds Cap (as defined herein).  Interest for the Class A2, A3, M1, M2 and M3 Certificates will be calculated on a 30/360 basis.  Interest for the Class A1A and Class A1B Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the Class A2, A3, M1, M2 and M3 Certificates on each Distribution Date will be the calendar month immediately preceding the month in which the related Distribution Date occurs.  The “Accrual Period” for the Class A1A and Class A1B Certificates for each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or the closing date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

The Interest Remittance Amount for each Distribution Date will be allocated in the following priority:

(1)

To pay fees including the Servicing Fee and to reimburse the Servicer or Master Servicer for any advances;

(2)

To pay Current Interest and then to pay Carryforward Interest to the Class A1A, A1B, A2 and A3 Certificates on a pro rata basis;

(3)

To pay Current Interest and then to pay Carryforward Interest to Classes M1, M2, and M3 (the “Subordinate Classes”), sequentially;

(4)

To pay the Trustee and the Master Servicer, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed “excess interest” for such Distribution Date and will be distributed as principal, according to the Principal Payment Priorities in effect for such Distribution Date, as needed to create or maintain the Overcollateralization Target;

(6)

To pay to the Class A1A, A1B, A2 and A3 Certificates on a pro rata basis any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(7)

To pay sequentially to the Class M1, M2, and M3 Certificates any Net Funds Cap Shortfall and Unpaid Net Funds Cap Shortfall amounts;

(8)

Pro rata, to the Class A Certificates any unpaid interest on Deferred Amounts and any unpaid Deferred Amounts;

(9)

To pay sequentially to the Class M1, M2, and M3 Certificates any unpaid Deferred Amounts;

(10)

To pay the holders of the Class X Certificates; and

(11)

All remaining amounts to the holder of the Class R Certificate.

Current Interest

“Current Interest” for any Class of Offered Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Carryforward Interest

“Carryforward Interest” for each Class of Offered Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

A1 Interest Rate Cap

An Interest Rate Cap will be purchased by the Trust for the benefit of the Class A1A and Class A1B Certificates to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the fixed rate mortgage loans.  The thirty month Interest Rate Cap will have a strike rate of [5.00%].  It will contribute cash in the event one-month LIBOR rises above the strike rate. The Notional Balance of the Interest Rate Cap will be equal to the following schedule:

Distribution Dates (Months)	Notional Balance for Interest Rate Cap
1	$199,827,000.00
2	194,555,228.83
3	189,141,277.83
4	183,972,078.44
5	178,489,892.37
6	172,706,195.42
7	166,807,039.66
8	160,797,357.88
9	154,682,609.62
10	148,490,723.09
11	142,239,490.82
12	136,104,655.83
13	130,085,208.22
14	124,178,991.75
15	118,383,890.27
16	112,697,827.03
17	107,118,763.91
18	101,644,700.72
19	96,273,674.48
20	91,003,758.76
21	85,833,062.97
22	80,759,731.72
23	75,781,944.15
24	70,897,913.29
25	66,105,885.44
26	61,404,139.56
27	56,790,986.63
28	52,264,769.10
29	47,823,860.28
30	43,466,663.75

On each Payment Date, the cap provider will make payments equal to the product of (a) the excess, if any, of one-month LIBOR for such determination date over the strike rate, (b) the actual number of days in the corresponding accrual period for the transaction divided by 360, and (c) the lesser of the notional balance set forth above and the class principal amount of the Class A1A and Class A1B Certificates.  Payments received under the Interest Rate Cap will only be available to benefit the Class A1A and Class A1B Certificates or, in certain cases, the Class X Certificates.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to the product of (x) the weighted average Net Mortgage Rate and (y) with respect to the Class A1A and Class A1B Certificates, a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period, provided that with respect to the other classes of Certificates clause (y) will be equal to 1.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Net Funds Cap Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class calculated using the rate stated or described on pages 1 and 2 exceeds (b) the amount of interest paid on such class calculated using the Net Funds Cap (such excess, a “Net Funds Cap Shortfall”), that Class will be entitled to the amount of such Net Funds Cap Shortfall and any Unpaid Net Funds Cap Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Net Funds Cap Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Net Funds Cap Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Net Funds Cap Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, the Class M1 Certificates, and then the Class A Certificates (pro rata).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts (as defined herein). The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”  Note that losses that would otherwise reduce the principal amount of the Class A1A Certificates will first reduce the principal amount of the Class A1B Certificates until the principal amount of the Class A1B Certificates has been reduced to zero.

Deferred Amount

With respect to each Distribution Date, the “Deferred Amount” for each Class of Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the aggregate of amounts previously distributed in reimbursement thereof.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services LLC. (“Aurora,” an affiliate of Lehman Brothers), on the Distribution Date following the Distribution Date on which the aggregate principal balance of the loans is reduced to less than or equal to 10% of the Cut-off Date Balance.  If the optional redemption is not exercised on the first possible Distribution Date by Aurora, then beginning with the following Distribution Date, the interest rate for each of the Class A Certificates (other than the Class A1A and Class A1B Certificates) will increase by 0.50%, the interest rate for each Class of Subordinate Certificates will increase by 0.75%, and the margin on the Class A1A and Class A1B Certificate will double, in each case subject to the Net Funds Cap.

Origination and Servicing

50.89%, 10.76% and 10.64% of the Mortgage Loans were originated by Aurora Loan Services, LLC., Impac and Countrywide respectively. 74.94%, 10.64% and 9.00% of the Mortgage Loans are serviced by Aurora Loan Services, LLC., Countrywide and Chase Manhattan Bank respectively.

Credit Enhancement

Subordination

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class M1 Certificates will be senior in right of priority to the Class M2 Certificates and Class M3 Certificates; the Class M2 Certificates will be senior in right of priority to the Class M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class M3 Certificates, Class M2 Certificates, Class M1 Certificates, and then the Class A Certificates (pro rata) have been reduced to zero; provided, however, that losses that would otherwise reduce the principal amount of the Class A1A Certificates will first reduce the principal amount of the Class A1B Certificates until the principal amount of the Class A1B Certificates has been reduced to zero.

Overcollateralization

Excess interest will be used to pay down the certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization).  Excess spread will be used to create or maintain the Overcollateralization Target. As of the Closing Date, the aggregate balance of the Certificates is expected to approximately equal the Cut-off Date Balance.

The “Overcollateralization Target” for any Distribution Date is an amount equal to 0.35% of the Cut-Off Date Balance.

Trigger Event

A “Trigger Event” will have occurred with respect to any Distribution Date if (i) the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [41.85%] of the Senior Enhancement Percentage for that Distribution Date or (ii) a Cumulative Loss Trigger Event has occurred.

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date loan principal balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

September 2008 through August 2009

[0.75%] for the first month, plus an additional 1/12th of 0.40% for each month thereafter

September 2009 through August 2010

[1.15%] for the first month, plus an additional 1/12th of 0.35% for each month thereafter

September 2010 through August 2011

[1.50%] for the first month, plus an additional 1/12th of 0.25% for each month thereafter

September 2011 and thereafter

[1.75%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all of the Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

Other Considerations

This term sheet solely describes one group of senior certificates and its related fixed rate mortgage pool in the LXS 2005-3 securitization; however, such securitization transaction will also involve a second group of senior certificates and its related mortgage pool of hybrid adjustable rate mortgage loans. Payments of principal and interest on each group of senior certificates will be based solely on collections from its related mortgage pool. The two pools will not be cross-collateralized. In addition, there will be two sets of subordinate certificates. Distributions of principal and interest on each set of subordinate classes of certificates will be based on collections from its related mortgage pool.

Contacts

MBS Trading and Structuring	Rich McKinney	(212) 526-8320
	Khalil Kanaan	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751
	Ram Chivukula	(212) 526-5754

Summary of Terms
Issuer:	Lehman XS Trust 2005-3
Depositor:	Structured Asset Securities Corporation
Trustee:	TBD
Master Servicer:	Aurora Loan Services LLC.
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day, beginning in September 2005.
Cut-Off Date:	August 1, 2005
Statistical Cut-Off Date:	July 1, 2005
Expected Closing Date:	August 31, 2005
Expected Settlement Date:	August 31, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	Zero day delay for Class A1A and Class A1B– All other Classes on a 24 day delay basis.
First Distribution Date:	September 25, 2005
Day Count:	30/360 for all classes (except for the Class A1A and Class A1B Certificates, which will be actual/360)
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	Substantially all of the loans have a Servicing Fee of 0.25% of the pool principal balance annually
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for the Senior Certificates. Minimum $100,000; increments $1 in excess thereof for the Class M1, M2, and M3 Certificates.
SMMEA Eligibility:	All classes, other than the Class M2 and Class M3 Certificates, are expected to be SMMEA eligible.
ERISA Eligibility:	All Classes are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes.

LXS 2005-2 Collateral Summary for Pool 2*
Total Number of Loans	1,804	Occupancy Status
Total Outstanding Loan Balance	$384,549,429	Primary Home	55.4%
Average Loan Principal Balance	$213,164	Investment	39.5%
Prepayment Penalty	35.50%	Second Home	5.0%
Weighted Average Coupon	6.812%
Weighted Average Original Term (mo.)	358
Weighted Average Remaining Term (mo.)	354	Geographic Distribution
Weighted Average Loan Age (mo.)	4	(Other states account individually for less than
Weighted Average Original LTV	76.60%	5% of the Cut-off Date principal balance.)
Original LTV > 80 and no MI (whole pool)	1.07%	CA	19.0%
Non-Zero Weighted Average FICO	698	FL	12.0%
		TX	8.7%
Prepayment Penalty (years)		NY	7.1%
None	64.5%
0.001 - 1.000	4.7%	Lien Position
1.001 - 2.000	1.0%	First	100.0%
2.001 - 3.000	27.6%
4.001 - 5.000	2.3%

*    The Mortgage Loan collateral tables shown have a statistical cut-off date of July 1, 2005.

Collateral Characteristics for Pool 2
Collateral characteristics are listed below as of the Statistical cut-off date

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	57	$2,272,812.32	0.59%
50,000.01 - 100,000.00	393	30,243,147.62	7.86
100,000.01 - 150,000.00	455	56,173,633.17	14.61
150,000.01 - 200,000.00	247	43,038,686.25	11.19
200,000.01 - 250,000.00	133	29,666,988.93	7.71
250,000.01 - 300,000.00	91	24,971,115.86	6.49
300,000.01 - 350,000.00	72	23,375,595.68	6.08
350,000.01 - 400,000.00	130	49,008,108.98	12.74
400,000.01 - 450,000.00	68	28,925,704.02	7.52
450,000.01 - 500,000.00	44	21,086,254.09	5.48
500,000.01 - 550,000.00	27	14,207,481.36	3.69
550,000.01 - 600,000.00	26	15,020,282.75	3.91
600,000.01 - 650,000.00	25	15,913,418.42	4.14
650,000.01 - 700,000.00	5	3,378,050.01	0.88
700,000.01 - 750,000.00	9	6,583,388.61	1.71
750,000.01 - 800,000.00	6	4,684,550.12	1.22
800,000.01 - 850,000.00	3	2,469,832.75	0.64
850,000.01 - 900,000.00	4	3,523,868.10	0.92
900,000.01 - 950,000.00	3	2,826,059.93	0.73
950,000.01 - 1,000,000.00	3	2,972,722.72	0.77
1,000,000.01 - 1,250,000.00	1	1,162,500.00	0.30
1,250,000.01 - 1,500,000.00	1	1,300,000.00	0.34
1,500,000.01 - 1,750,000.00	1	1,745,228.18	0.45
Total:	1,804	$384,549,429.87	100.00%

Minimum:

$13,750

Maximum:

$1,745,228

Average:

$213,164

Collateral Characteristics for Pool 2 (continued)
Collateral characteristics are listed below as of the Statistical cut-off date

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.001 - 5.500	16	$5,028,914.18	1.31%
5.501 - 6.000	139	33,119,154.50	8.61
6.001 - 6.500	356	112,313,926.52	29.21
6.501 - 7.000	662	145,494,919.57	37.84
7.001 - 7.500	287	42,234,856.67	10.98
7.501 - 8.000	173	22,890,511.56	5.95
8.001 - 8.500	93	12,522,721.14	3.26
8.501 - 9.000	63	9,176,317.91	2.39
9.001 - 9.500	8	1,143,407.80	0.30
9.501 - 10.000	5	452,641.09	0.12
10.001 - 10.500	1	68,342.37	0.02
11.001 - 11.500	1	103,716.56	0.03
Total:	1,804	$384,549,429.87	100.00%

Minimum:

5.375%

Maximum:

11.500%

Weighted Average:

6.812%

Original Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 170	1	$72,478.81	0.02%
171 - 180	24	3,381,602.82	0.88
181 - 240	15	2,280,839.31	0.59
301 - 360	1,764	378,814,508.93	98.51
Total:	1,804	$384,549,429.87	100.00%
Minimum: 120 Maximum: 360 Weighted Average: 358

Remaining Terms to Stated Maturity
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 180	25	$3,454,081.63	0.90%
181 - 240	15	2,280,839.31	0.59
241 - 360	1,764	378,814,508.93	98.51
Total:	1,804	$384,549,429.87	100.00%
Minimum: 119 Maximum: 360 Weighted Average: 354

Original Loan-to-Value Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 20.000	2	$109,301.94	0.03%
20.001 - 30.000	2	822,014.69	0.21
30.001 - 40.000	15	5,119,053.83	1.33
40.001 - 50.000	17	5,206,085.49	1.35
50.001 - 60.000	57	14,511,799.23	3.77
60.001 - 70.000	183	50,781,495.67	13.21
70.001 - 80.000	1,336	271,261,303.82	70.54
80.001 - 90.000	119	22,441,324.36	5.84
90.001 - 100.000	73	14,297,050.84	3.72
Total:	1,804	$384,549,429.87	100.00%
Minimum: 12.500% Maximum: 100.000% Weighted Average: 76.596%

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	3	$1,514,958.69	0.39%
541 - 560	1	228,000.00	0.06
561 - 580	2	576,700.00	0.15
581 - 600	1	48,206.45	0.01
601 - 620	23	4,069,772.21	1.06
621 - 640	80	16,310,060.70	4.24
641 - 660	151	34,213,824.51	8.90
661 - 680	364	79,732,013.36	20.73
681 - 700	359	83,108,487.79	21.61
701 - 720	288	61,371,905.18	15.96
721 - 740	220	48,334,089.46	12.57
741 - 760	178	33,595,073.81	8.74
761 - 780	87	15,269,429.05	3.97
781 - 800	31	4,083,545.68	1.06
801 - 820	16	2,093,362.98	0.54
Total:	1,804	$384,549,429.87	100.00%
Minimum: Maximum: Weighted Average:	560 814 698

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,127	$207,158,654.90	53.87%
Cash Out Refinance	534	138,339,631.13	35.97
Rate/Term Refinance	143	39,051,143.84	10.16
Total:	1,804	$384,549,429.87	100.00%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	1,054	$219,931,641.03	57.19%
PUD	292	67,056,150.45	17.44
2-4 Family	306	65,715,730.87	17.09
Condo	147	30,071,134.40	7.82
Manufactured Housing	3	1,025,610.38	0.27
Coop	2	749,162.74	0.19
Total:	1,804	$384,549,429.87	100.00%

States – Top 10
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
CA	200	$73,171,522.05	19.03%
FL	233	46,201,104.33	12.01
TX	243	33,443,566.26	8.70
NY	78	27,381,833.91	7.12
MD	74	17,513,180.60	4.55
NJ	56	16,701,617.14	4.34
AZ	76	15,805,863.62	4.11
VA	53	14,040,103.91	3.65
MA	45	13,032,223.68	3.39
OR	38	9,113,922.06	2.37
Other	708	118,144,492.31	30.72
Total:	1,804	$384,549,429.87	100.00%

Interest Only Loan Term
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1,078	$234,083,394.84	60.87%
60	51	11,121,447.11	2.89
120	675	139,344,587.92	36.24
Total:	1,804	$384,549,429.87	100.00%

Balloon Loan Flag
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Balloon	5	$992,568.59	0.26%
Fully Amortizing	1,799	383,556,861.28	99.74
Total:	1,804	$384,549,429.87	100.00%

Prepayment Penalty in Years
(Years)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.000	1,030	$248,015,295.65	64.50%
0.333	6	1,918,412.59	0.50
0.500	5	777,760.00	0.20
1.000	67	15,318,207.14	3.98
2.000	25	3,677,586.72	0.96
3.000	639	106,126,954.00	27.60
5.000	32	8,715,213.77	2.27
Total:	1,804	$384,549,429.87	100.00%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	846	$183,401,634.48	47.69%
Full	664	141,038,347.21	36.68
No Documentation	188	40,300,497.07	10.48
No Ratio	106	19,808,951.11	5.15
Total:	1,804	$384,549,429.87	100.00%

Seasoning
(Months)	Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
<= 0	531	$98,963,012.39	25.73%
1 - 12	1,213	263,443,039.31	68.51
13 - 24	53	19,437,357.81	5.05
25 - 36	5	1,551,578.79	0.40
37 - 48	2	1,154,441.57	0.30
Total:	1,804	$384,549,429.87	100.00%

[$310,751,469]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

LXS 2005-3

POOL 3 SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

 AURORA LOAN SERVICES LLC, MASTER SERVICER

CITIBANK, N.A., TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	WAL 10% Call (2) (Yrs.)	Pmt. Window Call (2) (Mths.)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity	Expected Ratings S&P/Moody’s
3-A1A(7)	[$261,497,361]	1mL + [ ]%	[2.40]	[1-78]	[16.50%]	[16.85%]	[9/25/2035]	[AAA/Aaa]
3-A1B(7)	[$29,055,263]	1mL + [ ]%	[2.40]	[1-78]	[6.50%]	[6.85%]	[9/25/2035]	[AAA/Aaa]
3-AX(5) (6)	[$108,763,014]	[0.75%]	N/A	[1-36]	N/A	N/A	[8/25/2008]	[AAA/Aaa]
3-M1(6)	[$10,876,301]	1mL + [0.50]%	[4.43]	[38-78]	[3.00%]	[3.35%]	[9/25/2035]	[TBD]
3-M2(6)	[$6,215,029]	1mL + [0.70]%	[4.38]	[37-78]	[1.00%]	[1.35%]	[9/25/2035]	[TBD]
3-M3(6)	[$3,107,515]	1mL + [1.45]%	[3.70]	[37-69]	[0.00%]	[0.35%]	[9/25/2035]	[TBD]

(1)

Each Class of Certificates other than the Class 3-AX Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the Pool 3 Net Funds Cap.  The spread on the Class 3-A1A and Class 3-A1B Certificates will double and the spread on the Class 3-M1, Class 3-M2 and Class 3-M3 Certificates will increase to 1.5 times the stated spread for each such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 30% CPR for the mortgage loans and (ii) the certificates receive distributions on the 25th of each month beginning in September 2005.

(3)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount. Note that the Class 3-A1B Certificates are subordinate to the Class 3-A1A Certificates. The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of the August 1, 2005 Pool 3 collateral balance (the “Cut-Off Date Balance”).

(5)

The Class 3-AX Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class 3-AX Certificates will accrue interest on a notional balance equal to the product of (a) the beginning balance of the Pool 3 mortgage loans for each Distribution Date and (b) 35%.  The Class 3-AX Certificates will accrue interest at a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 3 Net Funds Cap less (ii) the Pool 3 Weighted Average Bond Coupon.  After the 36th Distribution Date, the Class 3-AX Certificates will no longer be entitled to distributions of any kind.

(6)

The Class 3-M1, Class 3-M2 and Class 3-M3 (the “Subordinate Certificates”) and the Class 3-AX Certificates are not marketed hereby.

(7)

Class 3-A1A is a Super Senior Class; Class 3-A1B is the Senior Support Class.

DEAL OVERVIEW

•

The issuer will be Lehman XS Trust 2005-3 and the transaction will be found on Bloomberg under the symbol “LXS”.

•

The mortgage loans to be included in the trust fund will be divided into three pools (“Pool 1”, “Pool 2” and “Pool 3”).

➢

Pool 3 will consist of the following ARM types:  2-year (2/28) hybrid ARMs (32.41%), 3-year (3/27 and 3/1) hybrid ARMs (38.83%), 5-year hybrid (5/25) ARMs (8.13%), non hybrid 6 month LIBOR ARMs (20.09%) and non hybrid 1 month LIBOR ARMs (0.55%).

➢

Pool 2 will consist of the following ARM types:  2-year (2/28) hybrid ARMs (50.97%), 3-year (3/27 and 3/1) hybrid ARMs (36.15%), 5-year hybrid (5/25 and 5/1) ARMs (6.08%), non hybrid 6 month LIBOR ARMs (6.40%) and non hybrid 1 month LIBOR ARMs (0.39%).

➢

Pool 1 will be 100% fixed-rate mortgage loans.

•

Distributions of interest and principal on the Class 3-A1 Certificates will be primarily based on collections from the Pool 3 mortgage loans.

•

Distributions of interest and principal on the senior certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•

Distributions of interest and principal on the senior certificates identified with a “1-” in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

•

Pool 3, Pool 2 and Pool 1 will not be crossed-collateralized.  In addition, there will be three sets of subordinate certificates each set of which will be based on collections from its respective mortgage pool.  Information on the Pool 2 and Pool 1 mortgage loans and the certificates related thereto is not included herein.

•

The Class 3-A1A, Class 3-A1B, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates will have the benefit of cash payments (if any) received under an interest rate cap agreement (the “Cap Agreement”) commencing on the Distribution Date in [September 2005] through the Distribution Date in [August 2008] (month [36]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 3 that adjust on a semi-annual or annual basis and the One Month LIBOR index on the Class 3-A1A, Class 3-A1B, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates and (b) the difference between the interest rates on the Certificates and the weighted average Net Rate of the Pool 3 mortgage loans during their initial fixed interest rate period.

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the Pool 3 mortgage loans is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Losses are allocated in the following order: excess spread, overcollateralization, the Class 3-M3 Certificates, the Class 3-M2 Certificates, the Class 3-M1 Certificates, Class 3-A1B Certificates and then the Class 3-A1A Certificates.  The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”  Note that losses that would otherwise reduce the principal amount of the Class 3-A1A Certificates will first reduce the principal amount of the Class 3-A1B Certificates until the principal amount of the Class 3-A1B Certificates has been reduced to zero.

•

The Senior Certificates will have limited protection by means of the subordination of the Subordinate Classes. The Senior Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, the Class 3-M1 Certificates will be senior in right of priority to the Class 3-M2 Certificates and Class 3-M3 Certificates; the Class 3-M2 Certificates will be senior in right of priority to the Class 3-M3 Certificates.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Certificates will be reduced by the Applied Loss Amount in inverse order of priority of distribution until the Class 3-M3 Certificates, Class 3-M2 Certificates, Class 3-M1 Certificates, and then the Class 3-A1 Certificates have been reduced to zero; provided, however, that losses that would otherwise reduce the principal amount of the Class 3-A1A Certificates will first reduce the principal amount of the Class 3-A1B Certificates until the principal amount of the Class 3-A1B Certificates has been reduced to zero

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [13.70%], (the “Stepdown Date”) or (2) the Distribution Date on which the Class 3-A1A and Class 3-A1B Certificates have been reduced to zero.

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 6) is not in effect, principal will be distributed to the Class 3-A1A and Class 3-A1B Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class 3-A1A and Class 3-A1B Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 3 Net Funds Cap.

•

The margin on the Class 3-A1A and Class 3-A1B Certificates will double and the margin on the Subordinate Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.

•

Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Priority of Payment	Subordination of Subordinate Certificates

Class 3-A1A, Class 3-A1B & Class 3-AX (1) (2)

Initial Enhancement Pct. ([6.50]%)

Class 3-M1

Initial Enhancement Pct. ([3.00]%)

Class 3-M2

Initial Enhancement Pct. ([1.00]%)

Class 3-M3

Initial Enhancement Pct. ([0.00]%)

Overcollateralization

Initial upfront (0.00%)

Target (0.35%)

[[Arrow Down]]

The O/C target of 0.35% will be the O/C floor.		Order of Loss Allocation
[[Arrow Up]]

The Subordinate Certificates are subject to a lock-out period until the Stepdown Date with respect to principal payments, unless the Class 3-A1 Certificates have been reduced to zero.

(1)

The Interest-Only Class 3-AX is not entitled to distributions of principal.

(2)

The Class 3-A1A Certificates have the support of the Class 3-A1B Certificates, as described herein, and have an initial enhancement percentage of [16.50]%

SUMMARY OF TERMS

Cut-off Date:

August 1, 2005

Statistical Cut-Off Date:

July 1, 2005

Settlement Date:

August 31, 2005

Distribution Date:

25th of each month, commencing in September 2005

Issuer:

Lehman XS Trust (“LXS”), Series 2005-3

Trustee:

Citibank, N.A.

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Class 3-A1 Certificates”: Class 3-A1A and Class 3-A1B Certificates

“Senior Certificates:  Class 3-A1A, Class 3-A1B and Class 3-AX Certificates

“Subordinate Certificates”:  Class 3-M1, Class 3-M2 and Class 3-M3 Certificates

“Certificates”: Senior and Subordinate Certificates

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for Class 3-AX Certificates; Actual/360 for the Class 3-A1A, Class 3-A1B and the Subordinate Certificates

Accrual Period:

The “Accrual Period” applicable to the Class 3-A1 and Subordinate Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, August 25, 2005) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class 3-AX Certificates will be the calendar month preceding the month of the Distribution Date.

Settlement:

The Senior and the Subordinate Certificates will settle with accrued interest.

Delay Days:

Zero Delay for the Class 3-A1A, Class 3-A1B and the Subordinate Certificates; 24 Day Delay for the Class 3-AX Certificates

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Senior and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class 3-A1 Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the Interest-Only Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Senior Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A“Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans in Pool 3 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the principal balance of the Pool 3 mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans in Pool 3 from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
37-48	September 2008 to August 2009	[TBD%]
49-60	September 2009 to August 2010	[TBD%]
61-72	September 2010 to August 2011	[TBD%]
73+	September 2011 and thereafter	[TBD%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class	Target Percent
3-A1	[86.30%]
3-M1	[93.30%]
3-M2	[97.30%]
3-M3	[99.30%]

For the Class 3-A1 Certificates, the target balance is approximately [86.30%] of the ending collateral balance.  For the Class 3-M1 Certificates, the target balance is met when the aggregate balance of the Class 3-A1 and the Class 3-M1 Certificates is approximately [93.30%] of the ending collateral balance.  For the Class 3-M2 Certificates, the target balance is met when the aggregate balance of the Class 3-A1, Class 3-M1 and the Class 3-M2 Certificates is approximately [97.30%] of the ending collateral balance.  For the Class 3-M3 Certificates, the target balance is met when the aggregate balance of the Class 3-A1, Class 3-M1, Class 3-M2 and the Class 3-M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 3 Net Funds Cap:

The “Pool 3 Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 3 for such date and (2) 12, and the denominator of which is the balance of the Pool 3 mortgage loans for the immediately preceding Distribution Date, multiplied by, except in the case of the Class 3-AX Certificates, (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Pool 3 Net Funds Cap will be applicable for the Senior and the Subordinate Certificates.

Basis Risk Shortfall:

To the extent that the coupons on the Class 3-A1 and the Subordinate Certificates are limited by the Pool 3 Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the Pool 3 Net Funds Cap.

Pool 3 Weighted Average

Bond Coupon:

The “Pool 3 Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class 3-A1A Certificates and the coupon on the Class 3-A1A Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class 3-A1B Certificates and the coupon on the Class 3-A1B Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Class 3-M1 Certificates, the coupon on the Class 3-M1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iv) the product of the beginning balance of the Class 3-M2 Certificates, the coupon on the Class 3-M2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30 and (v) the product of the beginning balance of the Class 3-M3 Certificates, the coupon on the Class 3-M3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, divided by (b) the beginning balance of the Pool 3 Mortgage Loans for such Distribution Date.

Class 3-AX Certificates:

The Class 3-AX Certificates will accrue interest a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 3 Net Funds Cap less (ii) the Pool 3 Weighted Average Bond Coupon.  The Class 3-AX Certificates will be paid interest pro rata with the Class 3-A1 Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class 3-AX Certificates is limited by the excess, if any, of the Pool 3 Net Funds Cap over the Weighted Average Bond Coupon, the Class 3-AX Certificates will not be entitled to reimbursement for such shortfall.  After the 36th Distribution Date, the Class 3-AX Certificates will no longer be entitled to distributions of any kind.

The Class 3-AX Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Class 3-A1 or Subordinate Certificates.

Interest Rate Cap Agreement:

The Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates will have a cap agreement purchased by the Trust to (i) protect the Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 3 that adjust on a semi-annual or annual basis and the index on the Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates and (b) the mismatch between the weighted average net coupon of the Pool 3 mortgage loans during their initial fixed interest rate period and the index on the Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess, if any, of (i) One Month LIBOR over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class 3-X Certificates.

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the balance of the Class 3-A1, Class 3-M1, Class 3-M2 and Class 3-M3 Certificates.  The table below shows the cap agreement notional balance and the variable strike rate.

Month	Approximate Notional Balance ($)	Strike Rate (%)	Month	Approximate Notional Balance ($)	Strike Rate (%)
1	310,751,469	5.000	19	176,828,658	4.695
2	302,761,862	5.000	20	169,360,630	4.696
3	295,038,982	5.000	21	162,032,515	4.701
4	287,986,409	5.000	22	154,912,470	4.709
5	281,101,596	5.000	23	147,997,129	4.716
6	274,380,556	5.000	24	141,435,122	4.720
7	267,820,797	5.000	25	135,229,232	4.725
8	261,417,125	5.000	26	129,259,005	4.730
9	255,165,758	5.000	27	123,559,590	4.734
10	249,063,076	5.000	28	118,078,590	4.738
11	242,099,284	4.600	29	112,805,864	4.742
12	233,470,604	4.615	30	107,756,312	4.746
13	224,977,013	4.635	31	102,911,296	4.750
14	216,616,686	4.655	32	98,321,644	4.754
15	208,389,046	4.670	33	93,929,973	4.758
16	200,294,894	4.685	34	89,749,671	4.762
17	192,335,867	4.751	35	85,725,928	4.766
18	184,537,257	4.689	36	81,900,572	4.771

Interest Payment Priority:

On each Distribution Date, the Pool 3 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Senior Certificates;

2)

To pay interest to the Class 3-M1, Class 3-M2 and Class 3-M3 Certificates, in that order; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls, by seniority;

c.

To pay back previous writedown amounts on the Class 3-M1, Class 3-M2 and Class 3-M3 Certificates, in that order; and

d.

To pay the Class 3-X Certificate.

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

Effective Available Funds Cap Schedule for Class 3-A1 Certificates (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	15.73%	31	17.49%
2	16.26%	32	16.23%
3	15.74%	33	16.64%
4	16.27%	34	16.03%
5	15.75%	35	16.88%
6	15.92%	36	17.53%
7	17.66%	37	10.20%
8	15.96%	38	10.54%
9	16.49%	39	10.20%
10	15.96%	40	10.58%
11	16.89%	41	10.24%
12	16.49%	42	10.75%
13	16.50%	43	11.94%
14	17.03%	44	10.79%
15	16.47%	45	11.15%
16	17.00%	46	10.80%
17	16.37%	47	11.16%
18	16.48%	48	11.33%
19	18.13%	49	11.37%
20	16.25%	50	11.75%
21	16.65%	51	11.37%
22	15.96%	52	11.75%
23	16.33%	53	11.37%
24	16.45%	54	11.37%
25	16.34%	55	12.58%
26	16.75%	56	11.37%
27	16.07%	57	11.75%
28	16.47%	58	11.39%
29	15.81%	59	11.79%
30	16.46%	60	11.79%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR of 15% for each period.

(2)

Assumes a pricing speed of 30% CPR.

COLLATERAL SUMMARY - POOL 3

LXS 2005-3 –Collateral Summary as of Statistical Cut-off Date

Total Number of Loans	1,254	Occupancy Status
Total Outstanding Loan Balance	$310,751,470	Primary Home	58.16%
Average Loan Principal Balance	$247,808	Investment	36.18%
Prepayment Penalty	43.47%	Second Home	5.66%
Weighted Average Coupon	6.505%
Weighted Average Margin	4.018%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)*	359	(Other states account individually for less than
Weighted Average Loan Age (mo.)*	1	4% of the Cut-off Date principal balance.)
Original LTV >80 and no MI	0.31%	California	31.20%
Weighted Average Original LTV	76.57%	Arizona	12.09%
Non-Zero Weighted Average FICO	715	Florida	12.08%
Percentage of Loans with IO Terms	85.71%	Nevada	5.57%
		Virginia	4.04%
*Calculated as of August 1, 2005
		Lien Position
		First	100.00%

Collateral Characteristics - Pool 3
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	19	$787,303.76	0.25%
50,000.01 - 100,000.00	164	12,792,635.66	4.12
100,000.01 - 150,000.00	256	31,657,945.79	10.19
150,000.01 - 200,000.00	232	40,165,975.15	12.93
200,000.01 - 250,000.00	154	34,568,505.25	11.12
250,000.01 - 300,000.00	105	28,653,066.66	9.22
300,000.01 - 350,000.00	67	21,776,164.82	7.01
350,000.01 - 400,000.00	71	26,638,764.74	8.57
400,000.01 - 450,000.00	46	19,662,300.43	6.33
450,000.01 - 500,000.00	33	15,841,895.27	5.10
500,000.01 - 550,000.00	15	7,901,803.99	2.54
550,000.01 - 600,000.00	22	12,751,957.25	4.10
600,000.01 - 650,000.00	25	15,829,099.98	5.09
650,000.01 - 700,000.00	9	6,114,253.39	1.97
700,000.01 - 750,000.00	9	6,681,694.27	2.15
750,000.01 - 800,000.00	3	2,344,000.00	0.75
800,000.01 - 850,000.00	3	2,498,100.00	0.80
850,000.01 - 900,000.00	2	1,743,750.00	0.56
900,000.01 - 950,000.00	1	942,500.00	0.30
950,000.01 - 1,000,000.00	12	11,768,989.02	3.79
1,000,000.01 >=	6	9,630,765.00	3.10
Total:	1,254	$310,751,470.43	100.00%

Min.: $30,973
Max: $2,000,000
Avg.: $247,808

Collateral Characteristics – Pool 3 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.001 - 4.500	9	$2,933,442.97	0.94%
4.501 - 5.000	46	17,476,569.45	5.62
5.001 - 5.500	78	30,299,160.03	9.75
5.501 - 6.000	192	55,953,871.29	18.01
6.001 - 6.500	256	68,453,310.36	22.03
6.501 - 7.000	227	48,928,131.12	15.75
7.001 - 7.500	197	36,523,617.55	11.75
7.501 - 8.000	166	31,252,729.95	10.06
8.001 - 8.500	83	18,930,637.71	6.09
Total:	1,254	$310,751,470.43	100.00%

Min.: 4.125%
Max: 8.500%
Weighted Avg.: 6.505%

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,254	$310,751,470.43	100.00%
Total:	1,254	$310,751,470.43	100.00%

Min.: 360
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity*
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,254	$310,751,470.43	100.00%
Total:	1,254	$310,751,470.43	100.00%

Min: 331
Max: 360
Weighted Avg.: 359

* Remaining Terms to Stated Maturity are as of August 1, 2005.

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	232	$44,407,121.47	14.29%
36	1	100,000.00	0.03
60	783	165,478,927.38	53.25
120	238	100,765,421.58	32.43
Total:	1,254	$310,751,470.43	100.00%

Non-Zero Min: 36
Max: 120
Non-Zero Weighted Avg.: 83

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
20.01 - 30.00	1	$60,000.00	0.02%
30.01 - 40.00	4	905,000.00	0.29
40.01 - 50.00	8	3,182,262.25	1.02
50.01 - 60.00	29	16,573,617.31	5.33
60.01 - 70.00	103	33,809,313.78	10.88
70.01 - 80.00	1,087	251,444,911.77	80.92
80.01 - 90.00	16	3,342,811.33	1.08
90.01 - 100.00	6	1,433,553.99	0.46
Total:	1,254	$310,751,470.43	100.00%

Min.: 22.33%
Max: 95.00%
Weighted Avg: 76.57%

FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1	$256,000.00	0.08%
580 - 599	1	375,000.00	0.12
620 - 639	61	16,262,734.55	5.23
640 - 659	73	19,452,945.86	6.26
660 - 679	134	31,429,030.49	10.11
680 - 699	223	51,746,213.47	16.65
700 - 719	203	50,467,103.93	16.24
720 - 739	173	46,188,304.34	14.86
740 - 759	145	34,614,927.60	11.14
760 - 779	130	31,374,945.64	10.10
780 - 799	81	20,555,541.10	6.61
800 - 819	29	8,028,723.45	2.58
Total:	1,254	$310,751,470.43	100.00%

Min.: 586
Max.: 816
Non-Zero Weighted Avg.: 715

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	1,079	$252,911,678.94	81.39%
Cash Out Refinance	135	48,011,783.55	15.45
Rate/Term Refinance	40	9,828,007.94	3.16
Total:	1,254	$310,751,470.43	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	691	$167,317,623.90	53.84%
PUD	319	86,542,083.21	27.85
Condo	120	27,584,215.81	8.88
2 Family	70	16,016,947.26	5.15
4 Family	35	8,073,455.18	2.60
3 Family	19	5,217,145.07	1.68
Total:	1,254	$310,751,470.43	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2/28 ARM (Libor)	504	$100,713,016.48	32.41%
3/27 ARM (Libor)	521	117,703,872.51	37.88
5/25 ARM (Libor)	66	25,252,360.86	8.13
1 Month Libor ARM	1	1,700,000.00	0.55
6 Month Libor ARM	150	62,414,533.76	20.09
3/1 ARM (Libor)	12	2,967,686.82	0.96
Total:	1,254	$310,751,470.43	100.00%

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	235	$96,941,237.49	31.20%
Arizona	185	37,584,085.57	12.09
Florida	162	37,525,342.90	12.08
Nevada	60	17,317,447.70	5.57
Virginia	40	12,540,123.53	4.04
Texas	85	12,160,640.47	3.91
Colorado	38	10,157,337.63	3.27
Illinois	47	8,926,029.24	2.87
Maryland	35	8,157,809.41	2.63
Utah	38	6,644,977.08	2.14
Other	329	62,796,439.41	20.21
Total:	1,254	$310,751,470.43	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day)	1,241	$306,083,783.61	98.50%
1 Year Libor (WSJ/1 Mo Lead)	12	2,967,686.82	0.96
1 Month Libor	1	1,700,000.00	0.55
Total:	1,254	$310,751,470.43	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	1,249	$306,820,501.33	98.74%
BANCMORTGAGE 2004-WL-1B	1	167,200.00	0.05
FIRST NATIONAL BANK OF NEVADA 2004-WL-5B	1	224,238.65	0.07
SASCO BUYOUTS LBHI - MAR 2005	1	1,418,265.00	0.46
SBMC 2005-WL-1	1	1,700,000.00	0.55
SIB MORTGAGE CORP 2003-10B	1	421,265.45	0.14
Total:	1,254	$310,751,470.43	100.00%

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	662	$175,674,153.37	56.53%
0.333	17	4,818,850.00	1.55
0.417	1	218,000.00	0.07
0.500	25	9,208,421.53	2.96
0.583	4	777,650.00	0.25
0.667	1	430,000.00	0.14
1.000	3	889,821.45	0.29
2.000	181	34,978,977.89	11.26
3.000	360	83,755,596.19	26.95
Total:	1,254	$310,751,470.43	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	656	$168,213,561.84	54.13%
Full	360	69,944,852.14	22.51
No Documentation	164	46,876,470.84	15.08
No Ratio	71	23,371,081.51	7.52
Stated	3	2,345,504.10	0.75
Total:	1,254	$310,751,470.43	100.00%

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	1	$167,200.00	0.05%
2.001 - 2.500	193	79,792,586.86	25.68
2.501 - 3.000	94	38,110,686.42	12.26
3.001 - 3.500	2	482,920.00	0.16
4.501 - 5.000	963	192,098,077.15	61.82
5.501 - 6.000	1	100,000.00	0.03
Total:	1,254	$310,751,470.43	100.00%

Min: 1.875%
Max: 5.990%
Weighted Avg: 4.018%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	151	$64,114,533.76	20.63%
2.000	982	196,241,899.65	63.15
3.000	2	475,000.00	0.15
6.000	119	49,920,037.02	16.06
Total:	1,254	$310,751,470.43	100.00%

Min: 1.000%
Max: 6.000%
Weighted Avg: 2.438%

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	155	$65,780,983.76	21.17%
2.000	1,099	244,970,486.67	78.83
Total:	1,254	$310,751,470.43	100.00%

Min: 1.000%
Max: 2.000%
Weighted Avg: 1.788%

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.001 - 10.500	12	$3,707,608.42	1.19%
10.501 - 11.000	49	18,401,369.45	5.92
11.001 - 11.500	79	30,516,281.40	9.82
11.501 - 12.000	191	55,560,571.29	17.88
12.001 - 12.500	252	67,462,023.54	21.71
12.501 - 13.000	225	48,396,631.12	15.57
13.001 - 13.500	197	36,523,617.55	11.75
13.501 - 14.000	166	31,252,729.95	10.06
14.001 - 14.500	83	18,930,637.71	6.09
Total:	1,254	$310,751,470.43	100.00%

Min: 10.125%
Max: 14.500%
Weighted Avg: 12.493%

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	187	78,650,971.74	25.31%
2.501 - 3.000	38	15,522,660.68	5.00
3.001 - 3.500	1	375,000.00	0.12
4.501 - 5.000	10	1,981,765.65	0.64
5.001 - 5.500	17	4,161,224.34	1.34
5.501 - 6.000	122	27,767,621.63	8.94
6.001 - 6.500	218	51,880,195.71	16.70
6.501 - 7.000	218	44,010,362.87	14.16
7.001 - 7.500	194	36,218,300.15	11.66
7.501 - 8.000	166	31,252,729.95	10.06
8.001 - 8.500	83	18,930,637.71	6.09
Total:	1,254	$310,751,470.43	100.00%

Min: 2.250%
Max: 8.500%
Weighted Avg: 5.510%

Next Rate Adjustment
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2005-09	2	$2,121,265.45	0.68%
2005-10	4	1,672,250.00	0.54
2005-11	3	1,257,300.00	0.40
2005-12	13	3,611,127.35	1.16
2006-01	57	22,992,558.96	7.40
2006-02	72	32,460,032.00	10.45
2007-02	1	307,200.00	0.10
2007-03	1	80,640.36	0.03
2007-04	2	406,620.68	0.13
2007-05	8	2,062,117.40	0.66
2007-06	37	7,250,593.25	2.33
2007-07	259	51,472,231.93	16.56
2007-08	199	39,873,601.00	12.83
2007-10	2	599,238.65	0.19
2007-11	6	1,436,665.08	0.46
2007-12	2	742,000.00	0.24
2008-01	8	2,212,702.98	0.71
2008-02	1	140,400.00	0.05
2008-03	2	274,609.28	0.09
2008-04	7	2,660,021.53	0.86
2008-05	8	1,426,968.66	0.46
2008-06	33	9,656,842.97	3.11
2008-07	235	50,631,469.04	16.29
2008-08	226	50,150,653.00	16.14
2010-02	1	128,246.85	0.04
2010-03	1	256,000.00	0.08
2010-04	6	1,361,211.68	0.44
2010-06	6	3,055,374.39	0.98
2010-07	24	9,501,967.94	3.06
2010-08	28	10,949,560.00	3.52
Total:	1,254	$310,751,470.43	100.00%

LEHMAN BROTHERS

RESIDENTIAL MORTGAGE FINANCE

[$564,797,757]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

LXS 2005-3

POOL 1 SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

 AURORA LOAN SERVICES LLC, MASTER SERVICER

[TBD], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	WAL 10% Call (2) (Yrs.)	Pmt. Window Call (2) (Mths.)	Approx. Initial C/E (3)	Approx. Targeted C/E (4)	Legal Final Maturity	Expected Ratings S&P/Moody’s
1-A1	[$243,764,000]	1mL + [TBD]%	[0.80]	[1-21]	[13.98%]	[14.33%]	[9/25/2035]	[AAA/Aaa]
1-A2	[$167,075,000]	1mL + [TBD]%	[3.00]	[21-60]	[13.98%]	[14.33%]	[9/25/2035]	[AAA/Aaa]
1-A3	[$75,000,000]	1mL + [TBD]%	[6.13]	[60-78]	[13.98%]	[14.33%]	[9/25/2035]	[AAA/Aaa]
1-A4	[$42,246,880]	1mL + [TBD]%	[2.38]	[1-78]	[6.50%]	[6.85%]	[9/25/2035]	[AAA/Aaa]
1-AX(5) (6)	[$197,679,344]	[0.75%]	N/A	[1-36]	N/A	N/A	[8/25/2008]	[AAA/Aaa]
M1(6)	[$16,943,943]	1mL + [TBD]%	[4.41]	[38-78]	[3.50%]	[3.85%]	[9/25/2035]	[TBD]
M2(6)	[$14,119,953]	1mL + [TBD]%	[4.37]	[37-78]	[1.00%]	[1.35%]	[9/25/2035]	[TBD]
M3(6)	[$5,647,981]	1mL + [TBD]%	[3.67]	[37-68]	[0.00%]	[0.35%]	[9/25/2035]	[TBD]

(1)

Each Class of Certificates will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the Pool 1 Net Funds Cap.  The spread on the Class 1-A1, 1-A2, Class 1-A3 and Class 1-A4 Certificates will double and the spread on the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times the stated spread for each such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

The weighted average lives and payment window to 10% Optional Termination assume: (i) prepayments occur at 30% CPR for the mortgage loans and (ii) the certificates receive distributions on the 25th of each month beginning in September 2005.

(3)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount. Note that the Class 1-A4 Certificates are subordinate to the Class 1-A1, Class 1-A2 and Class 1-A3 Certificates as described in this termsheet.  The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(4)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of the August 1, 2005 pool 1 collateral balance (the “Cut-Off Date Balance”).

(5)

The Class 1-AX Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class 1-AX Certificates will accrue interest on a notional balance equal to the product of (a) the beginning balance of the Pool 1 mortgage loans for each Distribution Date and (b) 35%.  The Class 1-AX Certificates will accrue interest at a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 1 Net Funds Cap less (ii) the Pool 1 Weighted Average Bond Coupon.  After the 36th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

(6)

The Class M1, Class M2 and Class M3 (the “Subordinate Certificates”) and the Class 1-AX Certificates are not marketed hereby.

DEAL OVERVIEW

•

The issuer will be Lehman XS Trust 2005-3 and the transaction will be found on Bloomberg under the symbol “LXS”.

•

The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”).

➢

Pool 1 will consist of the following hybrid ARM types:  2-year (2/28) hybrid ARMs (50.97%), 3-year (3/27 and 3/1) hybrid ARMs (36.14%), 5-year hybrid (5/25 and 5/1) ARMs (6.08%), non hybrid 6 month LIBOR ARMs (6.40%) and non hybrid 1 month LIBOR ARMs (0.39%).

➢

Pool 2 will be 100% fixed-rate mortgage loans.

•

Distributions of interest and principal on the Class A Certificates will be primarily based on collections from the Pool 1 mortgage loans.

•

Distributions of interest and principal on the senior certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•

Pool 1 and Pool 2 will not be crossed-collateralized.  In addition, there will be two sets of subordinate certificates each set of which will be based on collections from its respective mortgage pools.  Information on the Pool 2 mortgage loans and the certificates related thereto is not included herein.

•

The Class A, Class M1, Class M2 and Class M3 Certificates will have the benefit of cash payments (if any) received under an interest rate cap agreement (the “Cap Agreement”) commencing on the Distribution Date in [September 2005] through the Distribution Date in [August 2008] (month [36]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 1 that adjust on a semi-annual or annual basis and the One Month LIBOR index on the Class A, Class M1, Class M2 and Class M3 Certificates and (b) the difference between the interest rates on the Certificates and the weighted average Net Rate of the Pool 1 mortgage loans during their initial fixed interest rate period.

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance of the Pool 1 mortgage loans is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Realized Losses on the mortgage loans in Pool 1 in excess of available Overcollateralization and Excess Interest will have the effect of reducing amounts distributable in respect of the Subordinate Certificates in reverse order of seniority before reducing amounts distributable in respect of the Class A Certificates.  The balances of the Class A Certificates will not be reduced by Realized Losses.

•

If losses on the Pool 1 Mortgage Loans are such that the aggregate principal amount of the Subordinate Certificates is reduced to zero and there is no Excess Interest and Overcollateralization, distributions of principal that would otherwise be distributed pro-rata to (a) sequentially to Class 1-A1, Class 1-A2 and Class 1-A3 and (b) Class 1-A4 Certificates will thereafter be distributed sequentially to the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates, in that order, until the principal amount of each such class is reduced to zero.  This sequential ordering rule will continue irrespective of whether there is Overcollateralization and Excess Interest in subsequent periods.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [13.70%], (the “Stepdown Date”) or (2) the Distribution Date on which the Class A Certificates have been reduced to zero.

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 6) is not in effect, principal will be distributed to the Class A Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class A Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 1 Net Funds Cap.

•

The margin on the Class A Certificates will double and the margin on the Subordinate Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised.

•

Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Priority of Payment	Subordination of Subordinate Certificates

Class A & Class 1-AX (1) (2)

Initial Enhancement Pct. ([6.50]%)

Class M1

Initial Enhancement Pct. ([3.50]%)

Class M2

Initial Enhancement Pct. ([1.00]%)

Class M3

Initial Enhancement Pct. ([0.00]%)

Overcollateralization

Initial upfront (0.00%)

Target (0.35%)

[[Arrow Down]]

The O/C target of 0.35% will be the O/C floor.		Order of Loss Allocation
[[Arrow Up]]

The Subordinate Certificates are subject to a lock-out period until the Stepdown Date with respect to principal payments, unless the Class A Certificates have been reduced to zero.

(1)

The Interest-Only Class 1-AX is not entitled to distributions of principal.

(2)

The Class 1-A1, Class 1-A2 and Class 1-A3 Certificates have the support of the Class 1-A4 Certificates, as described herein,  and have an initial  enhancement percentage of  [13.98]%.

SUMMARY OF TERMS

Cut-off Date:

August 1, 2005

Statistical Cut-Off Date:

July 1, 2005

Settlement Date:

August 31, 2005

Distribution Date:

25th of each month, commencing in September 2005

Issuer:

Lehman XS Trust (“LXS”), Series 2005-3

Trustee:

[TBD]

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Class A Certificates”:  Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates

“Senior Certificates:  Class A and Class 1-AX Certificates

“Subordinate Certificates”:  Class M1, Class M2 and Class M3 Certificates

“Certificates”: Senior and Subordinate Certificates

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the mortgage loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for Class 1-AX Certificates; Actual/360 for the Class A and the Subordinate Certificates

Accrual Period:

The “Accrual Period” applicable to the Class A and Subordinate Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or in the case of the first Distribution Date, August 25, 2005) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class 1-AX Certificates will be the calendar month preceding the month of the Distribution Date.

Settlement:

The Senior and the Subordinate Certificates will settle with accrued interest.

Delay Days:

Zero Delay for the Class A and the Subordinate Certificates; 24 Day Delay for the Class 1-AX Certificates

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Class A and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class A Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the Interest-Only Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Senior Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A“Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all mortgage loans in Pool 1 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the principal balance of the pool 1 mortgage loans as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the mortgage loans in Pool 1 from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
37-48	September 2008 to August 2009	[TBD%]
49-60	September 2009 to August 2010	[TBD%]
61-72	September 2010 to August 2011	[TBD%]
73+	September 2011 and thereafter	[TBD%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class	Target Percent
A	[86.30%]
M1	[92.30%]
M2	[97.30%]
M3	[99.30%]

For the Class A Certificates, the target balance is approximately [86.30%] of the ending collateral balance.  For the Class M1 Certificates, the target balance is met when the aggregate balance of the Class A and the Class M1 Certificates is approximately [92.30%] of the ending collateral balance.  For the Class M2 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1 and the Class M2 Certificates is approximately [97.30%] of the ending collateral balance.  For the Class M3 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1, Class M2 and the Class M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 1 Net Funds Cap:

The “Pool 1 Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 1 for such date and (2) 12, and the denominator of which is the balance of the Pool 1 mortgage loans for the immediately preceding Distribution Date, multiplied by, except in the case of the Class 1-AX Certificates, (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Pool 1 Net Funds Cap will be applicable for the Senior and the Subordinate Certificates.

Basis Risk Shortfall:

To the extent that the coupons on the Class A and the Subordinate Certificates are limited by the Pool 1 Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the Pool 1 Net Funds Cap.

Pool 1 Weighted

Average Bond Coupon:

The “Pool 1 Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class 1-A1 Certificates and the coupon on the Class 1-A1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class 1-A2 Certificates and the coupon on the Class 1-A2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Class 1-A3 Certificates and the coupon on the Class 1-A3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iv) the product of the beginning balance of the Class 1-A4 Certificates and the coupon on the Class 1-A4 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30,  (v) the product of the beginning balance of the Class M1 Certificates, the coupon on the Class M1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (vi) the product of the beginning balance of the Class M2 Certificates, the coupon on the Class M2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30 and (vii) the product of the beginning balance of the Class M3 Certificates, the coupon on the Class M3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, divided by (b) the beginning balance of the Pool 1 Mortgage Loans for such Distribution Date.

Class 1-AX Certificates:

The Class 1-AX Certificates will accrue interest a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the Pool 1 Net Funds Cap less (ii) the Pool 1 Weighted Average Bond Coupon.  The Class 1-AX Certificates will be paid interest pro rata with the Class A Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class 1-AX Certificates is limited by the excess, if any, of the Pool 1 Net Funds Cap over the Weighted Average Bond Coupon, the Class 1-AX Certificates will not be entitled to reimbursement for such shortfall.  After the 36th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

The Class 1-AX Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Class A or Subordinate Certificates.

Interest Rate Cap Agreement:

The Class A, Class M1, Class M2 and Class M3 Certificates will have a cap agreement purchased by the Trust to (i) protect the Class A, Class M1, Class M2 and Class M3 Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the mortgage loans in Pool 1 that adjust on a semi-annual or annual basis and the index on the Class A, Class M1, Class M2 and Class M3 Certificates and (b) the mismatch between the weighted average net coupon of the Pool 1 mortgage loans during their initial fixed interest rate period and the index on the Class A, Class M1, Class M2 and Class M3 Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess, if any, of (i) One Month LIBOR over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Class A, Class M1, Class M2 and Class M3 Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class X Certificates.

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the balance of the Class A, Class M1, Class M2 and Class M3 Certificates.  The table below shows the cap agreement notional balance and the variable strike rate.

Month	Approximate Notional Balance ($)	Strike Rate (%)	Month	Approximate Notional Balance ($)	Strike Rate (%)
1	564,797,758.31	5.000	19	293,658,268.49	4.483
2	547,001,947.11	5.000	20	280,357,471.37	4.500
3	529,821,537.29	5.000	21	267,650,513.41	4.537
4	514,050,045.72	5.000	22	255,510,776.00	4.547
5	498,745,093.65	5.000	23	243,912,962.28	4.557
6	483,892,908.13	5.000	24	232,832,902.73	4.563
7	469,480,394.73	5.000	25	222,247,504.91	4.531
8	455,494,291.93	5.000	26	212,141,521.41	4.538
9	441,922,009.82	5.000	27	202,486,526.07	4.545
10	428,751,329.59	5.000	28	193,262,364.17	4.549
11	412,956,185.11	5.000	29	184,449,827.95	4.555
12	396,953,047.35	4.415	30	176,030,565.32	4.560
13	381,262,224.93	4.430	31	167,987,331.84	4.565
14	365,881,495.82	4.445	32	160,294,021.16	4.570
15	350,810,641.13	4.456	33	152,944,231.30	4.575
16	336,049,958.61	4.468	34	145,922,834.82	4.580
17	321,601,193.42	4.481	35	139,215,174.59	4.585
18	307,468,370.99	4.536	36	132,807,247.07	4.590

Interest Payment Priority:

On each Distribution Date, the Pool 1 interest remittance amount for such date will be distributed as follows:

1)

To pay interest, pro rata, to the Senior Certificates;

2)

To pay interest to the Class M1, Class M2 and Class M3 Certificates, in that order; and

3)

All remaining amounts of interest will be used as excess interest for the following:

a.

To build and maintain the overcollateralization amount;

b.

To pay back Basis Risk Shortfalls, by seniority;

c.

To pay back previous writedown amounts on the Class M1, Class M2 and Class M3 Certificates, in that order; and

d.

To pay the Class X Certificate.

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320

MBS Banking	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751
	Ramanadh Chivukula	(212) 526-5754

Effective Available Funds Cap Schedule for Class A Certificates (1) (2)

Period	Funds Cap (%)	Period	Funds Cap (%)
1	15.90%	31	17.02%
2	16.42%	32	15.79%
3	15.87%	33	16.21%
4	16.40%	34	15.57%
5	15.93%	35	17.19%
6	15.94%	36	17.16%
7	17.65%	37	10.37%
8	15.94%	38	10.72%
9	16.47%	39	10.37%
10	15.94%	40	10.72%
11	16.45%	41	10.76%
12	16.39%	42	11.08%
13	16.28%	43	12.27%
14	16.69%	44	11.09%
15	16.03%	45	11.47%
16	16.42%	46	11.11%
17	15.80%	47	11.62%
18	15.63%	48	11.56%
19	17.19%	49	11.56%
20	15.37%	50	11.94%
21	15.70%	51	11.56%
22	15.04%	52	11.94%
23	16.46%	53	11.59%
24	16.09%	54	11.59%
25	15.98%	55	12.83%
26	16.37%	56	11.59%
27	15.70%	57	12.00%
28	16.08%	58	11.63%
29	15.87%	59	12.25%
30	16.05%	60	11.98%

(1)

Based on 1 month LIBOR, 6 month LIBOR, 1 year LIBOR of 15% for each period.

(2)

Assumes a pricing speed of 30% CPR.

COLLATERAL SUMMARY - POOL 1

LXS 2005-3 –Collateral Summary as of Statistical Cut-off Date

Total Number of Loans	2,514	Occupancy Status
Total Outstanding Loan Balance	$564,798,128	Primary Home	58.51%
Average Loan Principal Balance	$224,661	Investment	34.78%
Prepayment Penalty	39.52%	Second Home	6.72%
Weighted Average Coupon	6.730%
Weighted Average Margin	3.644%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)*	359	(Other states account individually for less than
Weighted Average Loan Age (mo.)*	1	4% of the Cut-off Date principal balance.)
Original LTV >80 and no MI	0.23%	California	23.69%
Weighted Average Original LTV	79.70%	Florida	12.64%
Non-Zero Weighted Average FICO	705	Arizona	8.85%
Percentage of Loans with IO Terms	54.31%	Illinois	4.82%
		Virginia	4.39%
*Calculated as of July 1, 2005		Nevada	4.25%

		Lien Position
		First	100.00%

Collateral Characteristics - Pool 1
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	86	$3,281,642.21	0.58%
50,000.01 - 100,000.00	386	29,364,038.99	5.20
100,000.01 - 150,000.00	496	62,337,433.25	11.04
150,000.01 - 200,000.00	425	74,034,043.60	13.11
200,000.01 - 250,000.00	322	71,966,188.23	12.74
250,000.01 - 300,000.00	216	59,461,536.87	10.53
300,000.01 - 350,000.00	150	48,735,664.88	8.63
350,000.01 - 400,000.00	143	53,974,854.24	9.56
400,000.01 - 450,000.00	91	38,920,142.89	6.89
450,000.01 - 500,000.00	61	28,997,475.33	5.13
500,000.01 - 550,000.00	34	17,774,227.27	3.15
550,000.01 - 600,000.00	28	16,164,496.13	2.86
600,000.01 - 650,000.00	30	18,949,985.82	3.36
650,000.01 - 700,000.00	8	5,399,711.52	0.96
700,000.01 - 750,000.00	8	5,878,460.72	1.04
750,000.01 - 800,000.00	5	3,928,150.00	0.70
800,000.01 - 850,000.00	5	4,139,289.04	0.73
850,000.01 - 900,000.00	4	3,537,693.17	0.63
900,000.01 - 950,000.00	2	1,861,000.00	0.33
950,000.01 - 1,000,000.00	10	9,802,094.08	1.74
1,000,000.01 >=	4	6,290,000.00	1.11
Total:	2,514	$564,798,128.24	100.00%

Min.: $15,000
Max: $2,000,000
Avg.: $224,661

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Statistical Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
4.001 - 4.500	13	$3,633,493.72	0.64%
4.501 - 5.000	48	15,569,577.67	2.76
5.001 - 5.500	108	34,233,238.97	6.06
5.501 - 6.000	281	80,988,900.35	14.34
6.001 - 6.500	418	104,449,887.91	18.49
6.501 - 7.000	553	126,712,611.61	22.44
7.001 - 7.500	456	89,292,956.45	15.81
7.501 - 8.000	436	76,508,412.28	13.55
8.001 - 8.500	179	29,944,968.91	5.30
8.501 - 9.000	21	3,411,034.08	0.60
9.001 - 9.500	1	53,046.29	0.01
Total:	2,514	$564,798,128.24	100.00%

Min.: 4.125%
Max: 9.125%
Weighted Avg.: 6.730%

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	1	$122,808.01	0.02%
301 - 360	2,513	564,675,320.23	99.98
Total:	2,514	$564,798,128.24	100.00%

Min.: 300
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity*
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
241 - 300	1	$122,808.01	0.02%
301 - 360	2,513	564,675,320.23	99.98
Total:	2,514	$564,798,128.24	100.00%

Min: 297*
Max: 360*
Weighted Avg.: 359*

*Calculated as of July 1, 2005

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,325	$258,083,153.63	45.69%
36	52	17,325,458.00	3.07
60	861	177,671,285.85	31.46
120	276	111,718,230.76	19.78
Total:	2,514	$564,798,128.24	100.00%

Non-Zero Min: 36
Max: 120
Non-Zero Weighted Avg.: 80

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	2	$475,000.00	0.08%
20.01 - 30.00	11	1,224,431.83	0.22
30.01 - 40.00	10	1,051,348.00	0.19
40.01 - 50.00	19	8,101,237.12	1.43
50.01 - 60.00	70	21,533,821.82	3.81
60.01 - 70.00	197	55,656,129.39	9.85
70.01 - 80.00	1,447	326,052,367.53	57.73
80.01 - 90.00	486	93,899,689.57	16.63
90.01 - 100.00	271	56,594,936.06	10.02
Total:	2,514	$564,798,128.24	100.00%

Min.: 15.85%
Max*: 98.82%
Weighted Avg: 79.70%

* One loan with an Original Loan-to-Value Ratio greater than 100.00 will be dropped.

FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	1	$162,065.49	0.03%
620 - 639	196	41,598,562.38	7.37
640 - 659	268	56,755,442.07	10.05
660 - 679	327	72,473,855.90	12.83
680 - 699	431	98,475,027.48	17.44
700 - 719	362	83,322,263.11	14.75
720 - 739	333	76,017,014.69	13.46
740 - 759	258	59,995,750.41	10.62
760 - 779	174	39,892,871.03	7.06
780 - 799	125	27,485,600.26	4.87
800 - 819	39	8,619,675.42	1.53
Total:	2,514	$564,798,128.24	100.00%

Min.: 620
Max.: 817
Non-Zero Weighted Avg.: 705

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	2,015	$434,991,488.24	77.02%
Cash Out Refinance	392	106,613,617.40	18.88
Rate/Term Refinance	107	23,193,022.60	4.11
Total:	2,514	$564,798,128.24	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	802	$193,064,185.05	34.18%
SF Detached	802	158,465,612.39	28.06
PUD	379	96,437,050.28	17.07
Condo Low Rise	152	28,833,865.45	5.11
Condo	120	26,291,916.29	4.66
2 Family	114	24,190,823.92	4.28
4 Family	57	14,120,537.46	2.50
3 Family	47	12,001,447.25	2.12
Condo High Rise	26	6,780,629.70	1.20
PUD Detached	11	3,205,260.45	0.57
Other	4	1,406,800.00	0.25
Total:	2,514	$564,798,128.24	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2/28 ARM (Libor)	1,408	$287,891,284.02	50.97%
3/27 ARM (Libor)	829	179,512,258.71	31.78
6 Month Libor ARM	95	36,174,436.35	6.40
5/25 ARM (Libor)	91	33,572,978.76	5.94
3/1 ARM (Libor)	84	24,642,932.75	4.36
1 Month Libor ARM	4	2,225,037.65	0.39
5/1 ARM (Libor)	3	779,200.00	0.14
Total:	2,514	$564,798,128.24	100.00%

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	362	$133,819,809.26	23.69%
Florida	349	71,370,169.25	12.64
Arizona	225	49,964,713.76	8.85
Illinois	122	27,236,732.37	4.82
Virginia	83	24,813,530.65	4.39
Nevada	96	23,994,311.86	4.25
Colorado	86	20,939,878.55	3.71
Maryland	90	18,788,675.70	3.33
Texas	123	17,396,549.71	3.08
Massachusetts	48	15,840,764.47	2.80
Other	930	160,632,992.66	28.44
Total:	2,514	$564,798,128.24	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day)	2,423	$537,150,957.84	95.10%
1 Year Libor (WSJ/1 Mo Lead)	87	25,422,132.75	4.50
1 Month Libor	4	2,225,037.65	0.39
Total:	2,514	$564,798,128.24	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	1,404	$334,663,934.87	59.25%
BANK OF AMERICA MORTGAGE	59	18,639,331.40	3.30
BAY CAPITAL	11	2,529,190.00	0.45
OHIO SAVINGS BANK	1	541,000.00	0.10
SECURED BANKERS MORTGAGE CORP	3	2,036,867.82	0.36
WELLS FARGO HOME MORTGAGE	1,036	206,387,804.15	36.54
Total:	2,514	$564,798,128.24	100.00%

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1,382	$341,565,110.30	60.48%
0.333	9	2,946,000.00	0.52
0.417	1	250,000.00	0.04
0.500	18	6,344,070.00	1.12
0.583	2	1,139,124.00	0.20
0.667	1	408,000.00	0.07
1.000	11	3,397,685.90	0.60
2.000	619	111,008,858.58	19.65
3.000	471	97,739,279.46	17.31
Total:	2,514	$564,798,128.24	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Stated	1,068	$218,487,158.98	38.68%
Limited	741	185,404,950.40	32.83
Full	396	73,019,155.41	12.93
No Documentation	211	63,224,383.90	11.19
No Ratio	97	24,121,479.55	4.27
Reduced	1	541,000.00	0.10
Total:	2,514	$564,798,128.24	100.00%

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.501 - 2.000	1	$188,169.83	0.03%
2.001 - 2.500	412	134,362,032.03	23.79
2.501 - 3.000	372	95,847,249.48	16.97
3.001 - 3.500	380	74,958,724.16	13.27
3.501 - 4.000	272	48,660,673.52	8.62
4.001 - 4.500	13	3,134,773.47	0.56
4.501 - 5.000	1,059	206,582,136.87	36.58
5.001 - 5.500	1	256,327.89	0.05
6.001 - 6.500	1	305,495.90	0.05
6.501 - 7.000	3	502,545.09	0.09
Total:	2,514	$564,798,128.24	100.00%

Min: 1.875%
Max: 7.000%
Weighted Avg: 3.644%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1	$188,169.83	0.03%
1.000	109	40,740,494.17	7.21
2.000	1,163	234,585,927.22	41.53
3.000	1,038	207,066,466.30	36.66
5.000	5	1,251,648.07	0.22
6.000	198	80,965,422.65	14.34
Total:	2,514	$564,798,128.24	100.00%

Min: 1.000%
Max*: 7.000%
Weighted Avg*: 2.876%

*For the loans that do not have initial periodic rate caps, their initial periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s original gross mortgage rate.

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	1	$188,169.83	0.03%
1.000	1,147	248,088,697.89	43.93
2.000	1,366	316,521,260.52	56.04
Total:	2,514	$564,798,128.24	100.00%

Min: 1.000%
Max*: 7.000%
Weighted Avg*: 1.562%

*For the loans that do not have subsequent periodic rate caps, their subsequent periodic rate caps were calculated using the following formula: the loan’s maximum rate – the loan’s current gross mortgage rate.

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
9.501 - 10.000	2	$601,400.00	0.11%
10.001 - 10.500	18	5,424,122.58	0.96
10.501 - 11.000	57	17,539,817.55	3.11
11.001 - 11.500	110	33,386,860.00	5.91
11.501 - 12.000	273	79,577,820.18	14.09
12.001 - 12.500	411	103,382,340.46	18.30
12.501 - 13.000	551	126,119,011.61	22.33
13.001 - 13.500	456	89,473,294.30	15.84
13.501 - 14.000	436	76,508,412.28	13.55
14.001 - 14.500	178	29,320,968.91	5.19
14.501 - 15.000	19	3,343,156.51	0.59
15.001 - 15.500	1	53,046.29	0.01
15.501 - 16.000	2	67,877.57	0.01
Total:	2,514	$564,798,128.24	100.00%

Min: 9.750%
Max: 15.625%
Weighted Avg: 12.716%

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	313	$112,193,385.03	19.86%
2.501 - 3.000	22	8,628,265.54	1.53
3.001 - 3.500	1	53,940.00	0.01
3.501 - 4.000	2	695,662.15	0.12
4.001 - 4.500	3	889,500.00	0.16
4.501 - 5.000	33	5,819,662.80	1.03
5.001 - 5.500	20	4,061,222.98	0.72
5.501 - 6.000	165	38,168,195.52	6.76
6.001 - 6.500	361	83,309,072.33	14.75
6.501 - 7.000	516	115,102,695.95	20.38
7.001 - 7.500	450	88,659,704.62	15.70
7.501 - 8.000	431	75,321,272.04	13.34
8.001 - 8.500	175	28,431,468.91	5.03
8.501 - 9.000	21	3,411,034.08	0.60
9.001 - 9.500	1	53,046.29	0.01
Total:	2,514	$564,798,128.24	100.00%

Min: 2.250%
Max: 9.125%
Weighted Avg: 5.972%

Next Rate Adjustment
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2005-08	4	$2,225,037.65	0.39%
2005-09	3	883,850.00	0.16
2005-10	2	461,387.92	0.08
2005-11	2	2,457,900.00	0.44
2005-12	20	9,325,425.26	1.65
2006-01	67	22,747,073.17	4.03
2006-02	1	298,800.00	0.05
2006-10	1	231,229.23	0.04
2006-11	1	62,085.62	0.01
2006-12	4	1,329,318.56	0.24
2007-01	3	418,381.20	0.07
2007-02	2	318,396.95	0.06
2007-03	13	1,948,870.92	0.35
2007-04	22	5,866,213.27	1.04
2007-05	297	58,147,502.53	10.30
2007-06	624	129,192,524.82	22.87
2007-07	387	80,401,101.92	14.24
2007-08	57	10,847,559.00	1.92
2007-10	1	117,000.00	0.02
2007-11	3	660,366.67	0.12
2007-12	2	412,800.00	0.07
2008-01	10	2,417,264.68	0.43
2008-02	5	999,989.75	0.18
2008-03	10	3,061,904.11	0.54
2008-04	14	4,947,074.16	0.88
2008-05	79	19,333,236.71	3.42
2008-06	242	54,750,311.88	9.69
2008-07	409	90,764,305.15	16.07
2008-08	135	25,613,911.00	4.54
2009-05	1	140,448.07	0.02
2009-10	1	167,852.64	0.03
2009-11	1	91,200.00	0.02
2010-01	1	209,166.92	0.04
2010-02	2	420,200.00	0.07
2010-03	1	118,149.00	0.02
2010-04	15	3,233,038.58	0.57
2010-05	10	2,712,754.32	0.48
2010-06	18	8,449,247.12	1.50
2010-07	33	15,064,174.46	2.67
2010-08	11	3,951,075.00	0.70
Total:	2,514	$564,798,128.24	100.00%